UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2024

Seelos Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-22245	87-0449967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Park Avenue, 2nd Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 293-2100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SEEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Effective June 1, 2024, Seelos Therapeutics, Inc. (the “Company”) and Lind Global Asset Management V, LLC (together with its successors and representatives, the “Holder”) entered into an Amendment No. 7 to Convertible Promissory Note (the “Amendment”), which amended that certain Convertible Promissory Note No. 1 in the initial principal amount of $22,000,000, issued by the Company to the Holder on November 23, 2021, as amended on December 10, 2021, February 8, 2023, May 19, 2023, September 30, 2023, March 27, 2024 and May 1, 2024 (as so amended, the “Note”).

Pursuant to the Amendment, the Company and the Holder agreed, among other things, that: (A) the Company shall not be required to maintain any minimum balance of cash or cash equivalents with one or more financial institutions prior to July 31, 2024, and that it shall thereafter be required to maintain an aggregate minimum balance equal to 50% of the then outstanding principal amount under the Note or more in cash or cash equivalents with one or more financial institutions; and (B) the Holder will, through July 31, 2024, forebear from exercising any right to assert or claim that a Material Adverse Effect (as defined in the Note) has occurred as a result of any event, occurrence, fact, condition or change that occurred on or prior to June 1, 2024.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the copy of the Amendment filed herewith as Exhibit 4.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4.1	Amendment No. 7 to Convertible Promissory Note, by and between Seelos Therapeutics, Inc. and Lind Global Asset Management V, LLC, effective June 1, 2024.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seelos Therapeutics, Inc.

Date: June 5, 2024	By:	/s/ Michael Golembiewski
Name: Michael Golembiewski
Title: Chief Financial Officer